DISCONTINUED OPERATIONS	6 Months Ended
Jun. 30, 2026
Assets Held For Sale And Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS

NOTE 9: - DISCONTINUED OPERATIONS

a.	On April 17, 2025, the Company’s Board of Directors approved an Asset Purchase Agreement among the Company, Lavie Bio Ltd., Taxon Biosciences Inc. and Dead Sea Works Ltd. (an affiliate of ICL), which closed on July 8, 2025, for cash consideration of approximately $18,714. Under the agreement, the assets transferred included Lavie Bio’s proprietary Biology Driven Design (BDD) technology platform, microbial bank, pipeline of advanced development programs, and current commercial product offerings. In addition, Lavie Bio’s core personnel transferred to ICL. Concurrently, Evogene has divested its MicroBoost AI Tech-Engine for Agriculture. Existing partner agreements were retained by Lavie Bio, with ICL entitled to certain future conditional proceeds. Concurrently, the parties amended the terms of an existing SAFE such that the transaction qualified as a Liquidity Event, resulting in a $10,000 cash repayment to ICL rather than conversion into shares, with no material change to the fair value of the SAFE. Following the sale of substantially all of Lavie Bio’s operating assets and the cessation of its ongoing operations, the above-mentioned activity was presented as a discontinued operation during the first half of 2025. During the current period, as the criteria for classification as a discontinued operation were met, the certain remaining activities of Lavie Bio were also classified as discontinued operations.

b.	On February 4, 2026, Biomica entered into an exclusive worldwide licensing agreement with Shanghai Lishan Biopharmaceuticals Co., Ltd., or Lishan Biotech, for BMC128 (designated as LS-LBP-002 by Lishan Biotech), a microbiome-based therapeutic designed to enhance anti-tumor immune activity. This agreement grants Lishan Biotech exclusive rights (subject to reaching certain commercial milestones) to further develop, manufacture and commercialize BMC128, which was developed by Biomica. Pursuant to the terms of the licensing agreement, Biomica is eligible to receive development milestones payments upon progress of Lishan Biotech’s clinical trials and receipt of regulatory approvals, sales milestones payments, and royalties from Lishan Biotech’s sales of future products, subject to certain conditions set forth therein. Following the licensing of BMC128 to Lishan Biotech and the successful completion of Biomica’s Phase 1 clinical trial, Biomica concluded its research and development activities and is no longer conducting ongoing operations. Beginning in the second quarter of 2026, Biomica’s results are presented as discontinued operations in the consolidated interim statements of profit or loss, with comparative periods reclassified accordingly.

c.	The following data represents the operating results attributed to the discontinued operations:

	June 30,
	2026	2025(*)

Revenues	-	493
Cost of sales	-	123

Gross profit	-	370
Research and development, selling, general and administrative expenses	481	3,840

Operating loss	(481)	(3,470)
Finance expenses	(10)	(109)

Loss before taxes on income	(491)	(3,579)
Taxes on income	1	-

Loss after taxes on income	(492)	(3,579)

Loss from discontinued operations, net	(492)	(3,579)

Attributable to:
Equity holders of the Company	(465)	(3,040)
Non-controlling interests	(27)	(539)

	(492)	(3,579)

(*) Reclassified to conform to the current period presentation, following the classification of certain operations as discontinued operations.